                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) May 29, 2002
                                                 ------------

                      International Dispensing Corporation
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     0-21489                  13-3856324
          --------                     -------                  ----------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation               File Number)           Identification No.)


    1111 Benfield Blvd., Suite 230
        Millersville, Maryland                                     21108
        -----------------------                                    -----
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code 410-729-0125
                                                   ------------

                                      N/A
                                      ---
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.

(a) On May 29, 2002, the Board of Directors of International Dispensing Corporation (the "Company") replaced Arthur Andersen LLP ("Andersen") as the Company's independent public accountants and appointed Ernst & Young LLP ("E&Y") as its new independent public accountants for the fiscal year ending December 31, 2002.

(b) Andersen's report on the consolidated financial statements of the Company for each of the fiscal years ended December 31, 2000 and December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports were modified based on substantial doubt about the Company's ability to continue as a going concern. During the fiscal years ended December 31, 2000 and December 31, 2001, and the subsequent interim period through May 29, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. During the fiscal years ended December 31, 2000 and December 31, 2001, and the subsequent interim period through May 29, 2002, there were no reportable events as defined in Item 304(a)(1)(v) of SEC Regulation S-K.

(c) During the Company's two most recent fiscal years ended December 31, 2000, and December 31,2001, and the subsequent interim period through May 29, 2002, the Company did not consult with E&Y regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of SEC Regulation S-K.

(d) The Company has provided Andersen with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation SK. The Company has requested that Andersen furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company. The Company has annexed such letter hereto as Exhibit 16.


Item 7.  Exhibits.

                    Exhibit Number                      Description
                    --------------                      -----------

                          16 Letter, dated May 29, 2002, from Arthur Andersen LLP to the
                                                Office of the Chief Accountant
                                                of the Securities Exchange
                                                Commission.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      INTERNATIONAL DISPENSING CORPORATION



                           By: /s/ Gary Allanson
                               -------------------------------------------
                                   Gary Allanson, Chief Executive Officer

Dated: May 29, 2002

                                   Exhibit 16


                                                              May 29, 2002





Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Dear Sir/Madam:


We have read Item 4 included in the Current Report on Form 8-K dated May 29, 2002 of International Dispensing Corporation to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,



/s/ Arthur Andersen LLP

cc: Mr. Gary Allanson, International Dispensing Corporation